Exhibit 99.2

United Financial Bancorp, Inc.

United We Are Stronger

NASDAQ Global Select Market

UBNK

KBW Community Bank Investor Conference

July 30, 2014

Forward Looking Statements

This Presentation contains forward-looking statements that are within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based upon the current beliefs and expectations of our management and are subject to significant risks and uncertainties. These risks and uncertainties could cause our results to differ materially from those set forth in such forward-looking statements. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts.

Words such as “believes,” “anticipates,” “expects,” “intends,” “plans,” “estimates,” “targeted” and similar expressions, and future or conditional verbs, such as “will,” “would,” “should,” “could” or “may” are intended to identify forward-looking statements but are not the only means to identify these statements. Forward-looking statements involve risks and uncertainties. Actual conditions, events or results may differ materially from those contemplated by a forward-looking statement. Factors that could cause this difference — many of which are beyond our control — include without limitation the following: Any forward-looking statements made by or on behalf of us in this Presentation speak only as of the date of this Presentation. We do not undertake to update forward-looking statements to reflect the impact of circumstances or events that arise after the date the forward-looking statement was made. The reader should; however, consult any further disclosures of a forward-looking nature we may make in future filings.

With regard to presentations compared to peer institutions, the peer companies include: BHLB, BRKL, CBU, CUBI, DCOM, FCF, FFIC, IBCP, NPBC, NBTB, NWBI, PFS, STBA, STL, TMP, and TRST. The data presented in this presentation relating to the peer companies is based on the calendar year. Data for peers is sourced from SNL Financial LLC.

NON-GAAP FINANCIAL MEASURES

This presentation references non-GAAP financial measures incorporating tangible equity and related measures, and operating earnings excluding non-recurring costs. These measures are commonly used by investors in evaluating financial condition. GAAP earnings are lower than core earnings primarily due to non-recurring conversion, balance sheet restructuring and cost cutting initiative related expenses. Reconciliations are in earnings releases at www.unitedfinancialinc.com.

Merger Transaction Highlights

Merger-of-equals creating the largest community bank headquartered in the Hartford - Springfield market, western New England’s largest metro area.

Strategically Compelling

Creates a leading New England bank with $5.2 billion in assets and over 50 branches in two states with the size, scale and product breadth to compete effectively

– #1 community bank in combined Hartford and Springfield market

– Fortifies both companies’ position within the “Knowledge Corridor” (20th largest metropolitan area if considered as a single MSA)

– Better positioned for future growth

Complementary branch networks provide both greater market density, opportunities for consolidation and unique franchise scarcity value

Enhanced management team, bringing strengths from both sides

Historically similar cultures with similar strategies, customer focus and strong service and community orientation

Financially Attractive

2015E EPS accretion of 35%

Manageable tangible book dilution with earnback of less than 5 years

High teens IRR

Post integration ROAA > 1% and ROATCE approaching 10%

– Meaningful potential revenue synergies, identified but not modeled, provide additional upside

Strong pro forma capital position supports future growth and capital management

Attractively valued with significant upside potential

Branch Franchise

Massachusetts

Connecticut

Legacy United

Legacy United Loan Production Offices

Legacy Rockville

Legacy Rockville Loan Production Offices

Deposit Market Share

Hartford - Springfield MSA Deposit Market Share

2013 Rank Institution (ST) Branches Deposits ($mm) Market Share

1 Bank of America Corp. 78 19,751 36.9%

2 Toronto-Dominion Bank 55 4,731 8.8%

3 Webster Financial Corp. 56 4,145 7.7%

Combined United - As of 6/30/2014 55 3,978 N/A

4 People’s United Financial Inc. 56 2,705 5.1%

5 First Niagara Financial Group 47 2,216 4.1%

6 Liberty Bank 29 1,902 3.6%

7 United Financial Bancorp, Inc. 28 1,665 3.1%

8 Rockville Financial, Inc. 20 1,587 3.0%

9 First Connecticut Bancorp, Inc 23 1,497 2.8%

10 PeoplesBancorp MHC 19 1,469 2.7%

Management Team

Name	Title/Function	Years in Industry / Years at United	Prior Experience
William H.W. Crawford	Chief Executive Officer	26/3	Wells Fargo Bank, Wachovia Bank
Marino J. Santarelli	Chief Operating Officer	41/3	Wells Fargo Bank, Wachovia Bank
Scott C. Bechtle	Chief Risk Officer	32/3	Florida Shores Bank, Wells Fargo Bank
Dena M. Hall	Western MA Regional President	17/9	Woronoco Savings Bank
Craig W. Hurty	Chief Human Resource Officer	30/0	Aetna, PacifiCare Health Systems
Mark A. Kucia	Chief Credit Officer	21/5	Liberty Bank, Mechanics Bank, BayBank
Brandon C. Lorey	Head of Consumer Lending	24/1	H&R Block Bank, Chevy Chase Federal Savings Bank
Eric R. Newell	Chief Financial Officer	11/3	FDIC, Fitch Ratings, Alliance Bernstein
David C. Paulson	Head of Wholesale Banking	29/0	Santander, Wells Fargo, Wachovia
Betsy Wynnick	Director of Internal Audit	22/2	NewAlliance Bank, Webster Bank
Deborah M. Gebo	Retail Banking	27/27	N/A
Joan B. Klinakis	Deposit Operations	37/27	Park West Bank and Trust, Chicopee Co-operative Bank, Chicopee Savings Bank
Sam R. Patel	Chief IT Officer	25/0	CertusBank, Wells Fargo, Wachovia

6

Balance Sheet Trends

Second Quarter balances reflects 4/30/2014 merger of United Financial Bancorp, Inc. with and into Rockville Financial, Inc.

Total Net Loans ($ million’s)

4,000

3,500

3,000

2,500

2,000

1,500

1,000

500

0

3,675

1,697

1,740

1,457

1,587

1,410

2010Y

2011Y

2012Y

2013Y

2014Q1

2014Q2

Total Deposits ($ million’s)

4,500

4,000

3,500

3,000

2,500

2,000

1,500

1,000

500

0

3,978

1,735

1,808

1,219

1,327

1,505

2010Y

2011Y

2012Y

2013Y

2014Q1

2014Q2

Total Assets ($ million’s)

$6,000

$5,000

$4,000

$3,000

$2,000

$1,000

$0

5,159

2,302

2,373

1,678

1,999

1,750

2010Y

2011Y

2012Y

2013Y

2014Q1

2014Q2

7

How United Creates Value

Commercial Banking

Attract/Retain top local talent in each market we serve

RAROC

Strong credit culture & quick decision turnaround

Grow low cost core deposits

Recruit Bankers and clients from mega-bank competitors

16% CAGR for commercial loans in last 6 years, continue excellent asset quality

Goal of high single digit growth on $2.3 billion base (9% annualized in Q2 2014)

Integrate Legacy Rockville and Legacy United cultures

Drive greater productivity and efficiency in 2015/2016

Consumer Lending

New technology, new products, new leadership

35 Commission based Mortgage Loan Officers (MLOs) from large banks with deep roots in the community

Taking market share from large banks

Strong growth in Q2 2014 (6% annualized)

Record pipeline

Strong gain on sale income

Expanding direct sales channels:

Recruiting MLOs

Home equity lines new process

Private label credit card

Secondary market sales

Correspondent lending

Retail Banking

Highly efficient model, FTE/Deposits, 50+ branches

Superior customer service measured by Greenwich Associates

Grow via cross-sell of customer base

Customers to become transactors, borrowers & investors

Debit card, credit card, mobile banking, mortgage, home equity & investment services

Reduce cost structure – less branches and increase mobile & on-line direct channels

10 Financial Advisors currently, goal to reach 20 advisors serving 50+ retail branch network

Finance & Risk

Detailed cost center reporting

Business unit review process

Asset Liability Management modeling in-house

RAROC model & transfer pricing

Actively manage investment portfolio

Strong capital planning & budgeting process

Strong liquidity management and monitoring

Strong risk management focus & governance

2014 & 2015 Priorities

2014: Successful Conversion of Legacy United Bank Customers

Achieve Announced Cost Saves

Continue Efficiency Improvements & refining organizational cost structure

Growth Goals

High single digit loan growth

Mid-to-high single digit core deposit growth

Grow fee income businesses – debit card, financial advisory, loan level hedge & mortgage banking

Culture Integration – Establishing one United Culture

Continue to drive revenue synergies and increase market share as a result of United Bank and Rockville Bank combination

Mortgage Banking

Wealth Management

Talent Recruitment

Continue to acquire commercial banking teams

Recruit high performing commission based mortgage loan officers

Grow financial advisory business to 20 advisors from 10

2014 & 2015 Priorities (cont.)

2015: Operating Run Rate Goals

Financial Performance Metric Targets

Return on Assets >1.00%

Return on Tangible Common Equity ~10.0%

NIE / Average Assets <2.00%

Efficiency ~57%

2015 Operating Budget: Continue to evaluate cost saving opportunities throughout entire enterprise as we develop 2015 & 2016 operating budgets.

Opportunities will be enhanced by critical analysis of cost center expense reporting

Capital Deployment Opportunities

Priority is integration and conversion of Legacy United Bank Strategic plans developed for organic growth priority

Selectively evaluate other capital deployment opportunities

Potential Upside From Improved ROE

Price to Tangible Book is highly correlated to ROATE. 2015 ROATE estimates point towards a significant upside in return potential.

P/TBV (x)

3.00x

2.50x

2.00x

1.50x

1.00x

0.50x

R2=0.7566

4.00%

6.00%

8.00%

10.00%

12.00%

14.00%

16.00%

2015E ROATE (%)

P/TBV of 1.58x imputes projected share price of $15.78

vs. $13.55 closing price as of June 30, 2014.